SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 31, 2013

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification Number

001-08788	NV ENERGY, INC.	88-0198358
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 402-5000

000-52378	NEVADA POWER COMPANY d/b/a	88-0420104
NV ENERGY
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 402-5000

000-00508	SIERRA PACIFIC POWER COMPANY d/b/a	88-0044418
NV ENERGY
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Exhibits

SIGNATURES
EX-99.1 Investor Fact Sheet – May 2013 Utility Merger Application: NV Energy

EX-99.2 Press Release dated June 3, 2013- One Company Filing: NV Energy

EX-99.3 Investor Fact Sheet – June 2013 Rate Filings: NVE – North

EX-99.4 Press Release dated June 3, 2013- General Rate Case: NV Energy-North

Item 7.01	Regulation FD Disclosure

On May 31, 2013, the utility subsidiaries of NV Energy, Inc., Nevada Power Company and Sierra Pacific Power Company, both d/b/a NV Energy, filed a joint application with the Public Utilities Commission of Nevada (PUCN) (Docket No. 13-05056) for authorization to merge. Details of the PUCN merger application are outlined in Exhibit 99.1, Investor Fact Sheet – May 2013 Utility Merger Applications and Exhibit 99.2, Press Release – One Company Filing, dated June 3, 2013.

Also on May 31, 2013, NV Energy, Inc., together with its wholly-owned utility subsidiaries Nevada Power Company and Sierra Pacific Power Company, both d/b/a NV Energy (the Companies), filed a joint application with the Federal Energy Regulatory Commission (FERC) (Docket No. EC13-113000), for approval of an internal reorganization (namely the utility merger) under section 203 of the Federal Power Act. Also on May 31, 2013, the Companies filed joint applications to modify transmission rates and open access transmission tariff terms and conditions. Details of the FERC merger related applications are outlined in Exhibit 99.1, Investor Fact Sheet – May 2013 Utility Merger Applications.

On June 3, 2013, Sierra Pacific Power Company d/b/a NV Energy filed with the PUCN its general electric and gas rate case applications. The general rate case filings are available to the public on the PUCN’s website at http://puc.nv.gov/Dockets/Dockets (Docket Nos. Electric -13-06002; Gas – 13-06003). Details of the general rate case filings are outlined in Exhibit 99.3, Investor Fact Sheet – June 2013 Rate Filings: NVE-North and Exhibit 99.4, Press Release- General Rate Case, dated June 3, 2013.

The information contained in this Form 8-K, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for the purpose of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Exhibits.

(d)	Exhibits — The following exhibits are furnished with this Form 8-K:

EX-99.1 — Investor Fact Sheet – May 2013 Utility Merger Applications: NV Energy

EX-99.2 — Press Release dated June 3, 2013- One Company Filing: NV Energy

EX-99.3— Investor Fact Sheet – June 2013 Rate Filing: NV Energy-North

EX-99.4— Press Release dated June 3, 2013- General Rate Case: NV Energy-North

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

NV Energy, Inc.
(Registrant)

Date: June 5, 2013	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer

Nevada Power Company d/b/a NV Energy
(Registrant)

Date: June 5, 2013	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer

Sierra Pacific Power Company d/b/a NV Energy
(Registrant)

Date: June 5, 2013	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer